AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 28, 1999

                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              EXHIBITRONIX, INC.
                              -------------------
            (Exact name of registrant as specified in its charter)

             Nevada                                          93-0043718
            -------                                         -------------
(State of incorporation or organization)  (I.R.S. Employer Identification No.)

5234 Michelson Avenue #23D, Irvine,  California                     92612
-----------------------------------------------                     ------
(Address of principal executive offices)                            (Zip Code)

   Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class                Name of each exchange on which
            to be so registered                each class is to be registered
            -------------------                ------------------------------

       Securities to be registered pursuant to Section 12(g) of the Act:

                                 Common Stock
                                --------------
                               (Title of class)


Item 1.     Description of Registrant's Securities to be Registered.

  The Registrant hereby incorporates the description of the Registrant's Common Stock by reference to section entitled Description of Common Stock in the Registration Statement on Form S-18, as filed on December 24, 1987, Commission File No. 33-19345-LA.

Item 2.     Exhibits.

*I.1.  Articles of Incorporation and Bylaws of the Registrant, filed as
       Exhibit 3 to the Registrant's Registration Statement on Form S-18 as filed on December 24, 1987.

*           previously filed

            SIGNATURE

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              EXHIBITRONIX, INC.

June 28, 1999


By:         /S/ JAY A. GEIER
            -----------------------
            Jay A. Geier, President